EXHIBIT 10.51


                                VOTING AGREEMENT

         This Voting Agreement is entered into as of ____________________ ___ , 1998 (the "Agreement"), by and among Galacticomm Technologies, Inc., a Florida corporation ("Galacticomm"), and the Company Shareholders (as defined below).

                                    RECITALS

         Galacticomm, First Equity Corporation of Florida, Inc. and Security Capital Trading, Inc. (the "Representatives"), are entering into an underwriting agreement, (the "Underwriting Agreement"), dated _________________ ___, 1998. As an inducement to the Representatives to enter into the Underwriting Agreement, the Company Shareholders have agreed to enter into this Agreement.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. CERTAIN DEFINITIONS

                  (a) Capitalized terms that are used but not otherwise defined in this Agreement will have the meanings given to them in the Underwriting Agreement.

                  (b) For the purposes of this Agreement, the following terms will have the meanings set forth below:

                       (i) An "Affiliate" of Galacticomm is a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Galacticomm.

                       (ii) A Person will be deemed the "Beneficial Owner," and to have "Beneficial Ownership" of, and to "Beneficially Own," any securities as to which such Person is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such rules are in effect on the date of this Agreement, as well as any securities as to which such Person has the right to become a Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options or other acquisition rights or otherwise.

                       (iii) "Bankruptcy and Equity Exception" means an exception to enforceability of an obligation because of the application of (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights; and (B) general equity principles.

                       (iv) "Company Shareholders" means the Persons named on
SCHEDULE 1 to this Agreement.

                       (v) "Control" (including the terms "controlling," "controlled by" and "under common control with", with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting


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securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

                       (vi) "Closing Date" means the Closing Date for the sale of the Firm Securities pursuant to the Underwriter Agreement.

                       (vii) "Legal Requirement" means any statute, ordinance, code, law, rule, regulation, order or other requirement, standard or procedure enacted, adopted or applied by any governmental entity, including judicial decisions applying common law or interpreting any other Legal Requirement or any agreement entered into with a governmental entity in resolution of a dispute or otherwise.

                       (viii) "Lien" means any lien, security interest, pledge, charge, claim, option, right to acquire, restriction on transfer, voting restriction or encumbrance of any nature.

                       (ix) "Person" when used with reference to a person for whose account securities are to be sold in reliance upon this rule includes, in addition to such persons, all of the following persons:

                           (A) any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person;

                           (B) any trust or estate in which such person or any of the persons specified in paragraph 1(b)(ix)(A) of this Section collectively own ten percent or more of the total beneficial interest as of which any of such persons serve as trustee, executor or in any similar capacity; and

                           (C) any corporation or other organization (other than Galacticomm) in which such persons or any of the persons specified in paragraph 1(b)(ix)(A) of this Section are the beneficial owners of collectively ten percent or more of any class of equity securities or ten percent or more of the equity interest.

                       (x) "Shares" means shares of voting capital stock of Galacticomm.

         2. REPRESENTATIONS AND WARRANTIES OF GALACTICOMM. Galacticomm represents and warrants to each of the Company Shareholders that:

                  (a) Galacticomm has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver, and to perform its obligations under, this Agreement; and

                  (b) this Agreement has been duly executed and delivered by Galacticomm and is a valid and binding agreement of Galacticomm enforceable against Galacticomm in accordance with its terms, subject to the Bankruptcy and Equity Exception.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY SHAREHOLDERS. Each of the Company Shareholders severally represents and warrants to Galacticomm that:


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           (a) such Company Shareholder Beneficially Owns the number of Shares set forth on SCHEDULE 1;

           (b) each record holder of any Shares Beneficially Owned by such Company Shareholder is identified on SCHEDULE 1;

           (c) such Company Shareholder, either alone or with one or more other Company Shareholders, has (i) the right to vote, or to direct the voting of, the Shares Beneficially Owned by such Company Shareholder and (ii) the right to dispose, or to direct the disposition of, the Shares Beneficially Owned by such Company Shareholder;

           (d) such Company Shareholder has all requisite power and authority (corporate or otherwise) and has taken all action (corporate or otherwise) necessary in order to execute and deliver, and to perform its obligations under, this Agreement;

           (e) this Agreement has been duly executed and delivered by such Company Shareholder and is a valid and binding agreement of such Company Shareholder enforceable against such Company Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception;

           (f) no notices, reports or other filings are required to be made by such Company Shareholder with, and no consents, registrations, approvals, permits or authorizations are required to be obtained by such Company Shareholder from, any Governmental Entity or any other Person, in connection with the execution, delivery and performance of this Agreement by such Company Shareholder, except those that the failure to make or obtain is not, individually or in the aggregate, reasonably likely to prevent, delay or impair the ability of such Company Shareholder to perform such Company Shareholder's obligations under this Agreement; and

           (g) the execution, delivery and performance of this Agreement by such Company Shareholder do not, and the consummation by such Company Shareholder of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under (in the case of any Company Shareholder that is not a human being), the articles or certificate of incorporation or the bylaws of such Company Shareholder or any comparable governing instruments or (ii) a breach or violation of, or a default under, or the acceleration of any obligations of or the creation of a Lien on the assets of such Company Shareholder (with or without notice, lapse of time or both) pursuant to, any instrument or agreement binding on such Company Shareholder or to which such Company Shareholder is subject or any Legal Requirement to which such Company Shareholder is subject, except, in the case of clause (ii) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, delay or impair the ability of such Company Shareholder to perform such Company Shareholder's obligations under this Agreement.

           4. AGREEMENT TO VOTE SHARES. In the event that a vote of shareholders of Galacticomm shall be taken upon (a) any liquidation of Galacticomm, or (b) any business combination in which Galacticomm is not the surviving corporation or any sale of all or substantially all of its assets (which combination or sale occurs during the two year period immediately following the Closing Date), the Company Shareholders shall, during the two year period immediately following the Closing Date, vote all Shares Beneficially Owned by them in the same proportion as the votes cast by non-Affiliates voting shares of the same class or series with respect to the matters indicated in paragraphs 4(a) and 4(b) hereof on which a vote of the shareholders is taken.


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         5. NO VOTING TRUSTS OR TRANSFERS. Each Company Shareholder will not, and will not permit any record holder of Shares to, (a) deposit any shares Beneficially Owned by such Company Shareholder in a voting trust or subject any Shares to any arrangement with respect to the voting of such Shares other than this Agreement or any other agreement entered into in connection with the Underwriting Agreement; or (b) except with respect to options or other rights to purchase Shares that have been granted by a Company Shareholder to the third parties identified in the Principal Shareholders section of the Company's prospectus dated ____________ ___, 1998, sell, assign, pledge, grant a Lien on or otherwise transfer any of its interest in any Shares to any Person unless such transferee agrees in writing to be bound by this Agreement to the same extent as such Company Shareholder.

         6. MISCELLANEOUS.

         (a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND SUBJECT TO THE LAWS OF THE STATE OF FLORIDA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

         (b) VENUE; WAIVER OF JURY TRIAL. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Florida and the federal court of the United States of America located in the State of Florida solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims with respect to such action or proceeding will be heard and determined in such a Florida state or federal court. Each party consents to and grants any such court jurisdiction over the person of such party and over the subject matter of such dispute and agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in paragraph (c) of this Section or in such other manner as may be permitted by law will be valid and sufficient service thereof.

         EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH (b).

         (c) NOTICES. All notices, requests, claims, demands and other communications required or permitted to be given or made pursuant to this Agreement will be in writing and will be deemed given


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(i) on the first business day following the date received, if delivered personally or by telecopy (with telephonic confirmation of receipt by the addressee), (ii) on the business day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery and
(iii) on the first business day that is at least five days following deposit in the mails, if sent by first class mail, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

if to the Company
Shareholders:                             As set forth on SCHEDULE 1


if to Galacticomm Technologies, Inc.:     Galacticomm Technologies, Inc.
                                          4101 S.W. 47 Avenue
                                          Suite 101
                                          Ft. Lauderdale, Florida 33314
                                          Attn: Peter Berg, Chairman
                                          Fax No.: (954) 587-1417

with a copy to:                           Lucio, Mandler, Croland, Bronstein,
                                            Garbett, Stiphany & Martinez, P.A.
                                          701 Brickell Avenue
                                          Suite 2000
                                          Miami, Florida  33131
                                          Attn:  Leslie J. Croland, Esq.
                                          Fax No.: (305) 375-8075

with a further copy
to the Represesntatives
as follows:                               First Equity Corporation of Florida
                                          201 South Biscayne Boulevard
                                          Suite 1400
                                          Miami, Florida 33131
                                          Attn:  William R. Fusselmann
                                          Fax No.:  (305) 372-0861

                                          Security Capital Trading, Inc.
                                          520 Madison Avenue, 10th Floor
                                          New York, New Yrk 10022
                                          Attn: Tim Ryan
                                          Fax No.: (212) 339-2020


or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above.

         (d) SEVERABILITY. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or its application to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will


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such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which will together constitute the same agreement.

         (f) TERMINATION. This Agreement will terminate (i) upon the mutual written consent of all parties or (ii) five years after the Closing Date.

         (g) CAPTIONS. All captions in this Agreement are for convenience of reference only and are not part of this Agreement, and no construction or reference will be derived therefrom.

         (h) SPECIFIC PERFORMANCE. Each party acknowledges that it will be impossible to measure in money the damage to the other party if such party fails to comply with any of the obligations imposed by this Agreement, that each such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party agrees that injunctive relief or any other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law or in the form of damages. Each party agrees that it will not seek and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         (i) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns and will not be assignable without the written consent of all other parties hereto.

         (j) ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including any schedules hereto) supersedes all prior agreements, written or oral, among the parties with respect to the subject matter hereof and contain the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provision hereof may be modified or waived, except by an instrument in writing signed by all the parties or, in the case of a waiver, each party granting such waiver. No waiver of any provision hereof by any party will be deemed a waiver of any other provision hereof by any such party, nor will any such waiver be deemed a continuing waiver of any provision hereof by such party.

         (k) FURTHER ASSURANCES. The parties will execute and deliver such additional instruments and other documents and will take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

         (l) THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights or remedies of any nature whatsoever under or by reason of this Agreement, except the Representatives, including without limitation, as to Section 6(h) hereof.


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

           IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                     GALACTICOMM TECHNOLOGIES, INC.



                                     By:
                                           ----------------------------------
                                     Name:
                                           ----------------------------------
                                     Title:
                                           ----------------------------------


                                           ----------------------------------
                                           Peter Berg


                                           ----------------------------------
                                           Yannick Tessier



                                   SCHEDULE 1

                              COMPANY SHAREHOLDERS

                                                            SHARES
SHAREHOLDER                                           BENEFICIALLY OWNED
-----------                                           ------------------

Peter Berg                                                  532,791
15050 S.W. 10 Street
Sunrise, Florida  33326

Yannick Tessier                                             572,864
10931 N.W. 3 Street
Plantation, Florida  33324